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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) March 27, 1998

                                   RENEX CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
               FLORIDA                                     0-23165                          65-0422087
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(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)
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      2100 Ponce de Leon Boulevard, Suite 950, Coral Gables, Florida 33134
      --------------------------------------------------------------------
              (Address of principal executive office and Zip Code)


Registrant's telephone number, including area code:         (305) 448-2044
                                                      --------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







                             Exhibit Index on Page 6


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Item 2.        Acquisition or Disposition of Assets.

               On March 27, 1998, Renex Corp., a Florida corporation, through its wholly-owned subsidiary Renex Dialysis Clinic of South Georgia, Inc. (collectively the "Company") purchased certain of the assets and the operating business, and assumed certain liabilities, of South Georgia Dialysis Services, LLC., a Georgia limited liability company ("Seller") pursuant to an Asset Purchase Agreement dated March 18, 1998 (the "Agreement").

               The assets purchased by the Company consisted primarily of inventory and supplies, equipment, machinery, furniture, fixtures, leasehold improvements, and intangible assets used in connection with the operation of four (4) dialysis facilities located in Thomasville, Quitman, Bainbridge and Camilla, Georgia. The Seller retained its accounts receivables and the real property in which the facilities are located. The Seller also remained responsible for payment of all liabilities associated with the operation of its business arising prior to the closing date.

               The purchase price for the Business amounted to $4.5 million, paid in cash at closing. The consideration paid by the Company for the Seller's assets and business was determined in arms-length negotiations between representatives of the Company and the Seller. The purchase price was paid out of cash on hand.

               Prior to the closing, there were no material relationships between the Seller, its affiliates and the Company or affiliates thereof. Following the closing, the Company entered into a medical director's agreement with one of the principals of the Seller to serve as the medical director for the four (4) facilities. In addition, the Company entered into long term leases with the Seller for the real property in which each of the four (4) facilities are located.

               A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               The Company intends to operate the assets acquired in a similar manner as the Seller utilized such assets prior to the transaction described herein.










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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of the Seller at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Renex Corp. and the Seller at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Renex Corp. and the Seller will be filed at such time as the pro forma financial statements become available, but in no event later than sixty
(60) days following the date that this Form 8-K is required to be filed.

               (c)     Exhibits.

                       2.1 Asset Purchase Agreement dated as of March 18, 1998 by and between Renex Corp., Renex Dialysis Clinic of South Georgia, Inc., South Georgia Dialysis Services, LLC. and Mark G. Wood

Certain related transaction documents attached to the Asset Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-X. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

DISCLOSURE SCHEDULE

               EXHIBITS
               --------
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               EXHIBITS
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               Unaudited Financial Statements of the Company......................................1.13
               Bill of Sale.....................................................................4.2(a)
               Form of Certificate and Manager..................................................4.2(b)
               Form of Assignment and Assumption Agreement......................................4.2(f)
               Manager's Certificate............................................................4.2(g)
               Form of Medical Directors Employment Agreement...................................4.2(i)
               Opinion of Company Counsel.......................................................4.2(k)
               Form of Certificate of Buyer and Renex...........................................4.3(b)
               Forme of Secretary's certificates for Buyer and Renex............................4.3(c)
               Form of Incumbency Certificate...................................................4.3(d)
               Articles of Organization of the Company.............................................5.3
               Bylaws of the Company...............................................................5.3
               Form of Lease......................................................................7.10

         SCHEDULES
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               Contracts...........................................................................1.7
               Intangible Rights..................................................................1.17
               Permits............................................................................1.22
               Tangible Assets..................................................................2.1(b)
               Assumed Liabilities.................................................................2.5
               Consents of Third Parties........................................................4.2(c)
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               Consents of Governmental Authority...............................................4.2(d)
               Certian Agreements relating to Membership Interests.................................5.2
               Governmental Consents...............................................................5.5
               Consents............................................................................5.6
               Financial Statements................................................................5.7
               Title to Assets.....................................................................5.8
               Other Liabilities...................................................................5.9
               Obligations to Affiliates..........................................................5.11
               Real Property......................................................................5.12
               Employee Benefits..................................................................5.13
               Labor and Employment Matters.......................................................5.14
               Insurance..........................................................................5.15
               Contracts and Commitments..........................................................5.16
               Permits............................................................................5.19
               Intangible Rights..................................................................5.20
               Litigation.........................................................................5.21
               Compliance with Laws...............................................................5.22
               Material Changes...................................................................5.23
               Accounts Receivable................................................................5.25
               Compliance with Instruments........................................................5.27
               Material Contracts with Certain Third Parties......................................5.28
               Brokers............................................................................5.29
               Certain Conditions.................................................................5.30
               Operation of Business...............................................................7.1
               Negative Covenants..................................................................7.3
               Affirmative Covenants...............................................................7.4
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENEX CORP., a Florida corporation




DATE:     March 30, 1998           By:     /s/ James P. Shea
     ---------------------------      ---------------------------------
                                               JAMES P. SHEA
                                      President/Chief Executive Officer
















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                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement dated as of March 18, 1998 by and between Renex Corp., Renex Dialysis Clinic of South Georgia, Inc., South Georgia Dialysis Services, LLC. and Mark G. Wood




























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